UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): September 14, 2021

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	CSL	New York Stock Exchange
Preferred stock purchase rights	n/a	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.            Other Events.
Carlisle Companies Incorporated (the "Company") is filing this Current Report on Form 8-K (the "Form 8-K") to update the historical financial information and certain related disclosures included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Form 10-K") to reflect the presentation of Carlisle Brake & Friction ("CBF") as discontinued operations. This update is consistent with the presentation of continuing and discontinued operations included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the United States Securities and Exchange Commission ("SEC") on July 27, 2021 (the “Q2 2021 Form 10-Q”).
As previously disclosed in the Company's Q2 2021 Form 10-Q, on May 25, 2021, the Company announced the signing of a definitive agreement to sell CBF to certain direct and indirect wholly-owned subsidiaries of BRWS Parent LLC, a portfolio company of One Rock Capital Partners (“CentroMotion”), for gross proceeds of (i) $250 million cash at closing, subject to certain adjustments, and (ii) the right to receive up to an additional $125 million based on CBF's achievement of certain performance targets. As disclosed in the Company's Current Report on Form 8-K filed with the SEC on August 2, 2021, the Company completed the sale of CBF to CentroMotion. Accordingly, the Company has reported the results of CBF as discontinued operations in the Consolidated Statements of Income and Comprehensive Income and presented the assets and liabilities of CBF as held for sale in the Consolidated Balance Sheets for all periods presented. This Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Current Report on Form 8-K is not an amendment to the 2020 Form 10-K or a restatement of the financial statements included therein.
The Company has recast the following portions of the 2020 Form 10-K to reflect the presentation of CBF as discontinued operations retrospectively:
•Part I. Item 1. Business
•Part I. Item 2. Properties
•Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part II. Item 8. Financial Statements and Supplementary Data
No items in the 2020 Form 10-K other than those identified above are being updated by this filing. Information in the 2020 Form 10-K is generally stated as of December 31, 2020, and this filing does not reflect any subsequent information or events other than the discontinued operations presentation noted above. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2020 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Q2 2021 Form 10-Q and other filings with the SEC. This filing should be read in conjunction with the 2020 Form 10-K, the Q2 2021 Form 10-Q and the other documents the Company has filed with the SEC subsequent to February 11, 2021 (the “Other Documents”). The Q2 2021 Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2020 Form 10-K.
Item 9.01.            Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of Independent Registered Public Accounting Firm - Deloitte & Touche LLP.
99.1	Updates to the Company's Annual Report on Form 10-K for the year ended December 31, 2020.
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	September 14, 2021	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer